UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 12, 2011 (April 6, 2011)

CHINA AGRITECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-34458	75-2955368
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Room 3F No. 11 Building, Zhonghong International Business Garden
Future Business Center,
Chaoyang North Road, Chaoyang District, Beijing, China 100024

 (Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (86) 10-59621228

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 6, 2011, the board of directors (the “Board”) of China Agritech, Inc. (the “Company”), based on the recommendation of the audit committee of the Board, approved Simon & Edward, LLP to serve as the Company’s independent registered public accounting firm, effective April 6, 2011.

During the fiscal years ended December 31, 2009 and 2010 and the interim period between January 1, 2011 and April 6, 2011, neither the Company nor anyone acting on its behalf consulted Simon & Edward LLP on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

A copy of the press release of the Company announcing the appointment of Simon & Edward LLP is filed as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated April 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA AGRITECH, INC.

Date: April 12, 2011	/s/ Yu Chang
Yu Chang
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated April 12, 2011